Ames National Corporation

2025 ANNUAL REPORT



www.amesnational.com

AMES NATIONAL CORPORATION **AT A GLANCE**

Background

Ames National Corporation (the "Company") is an Iowa-based bank holding company which was organized on January 21, 1975, under the laws of the State of Iowa to serve as a bank holding company.

The Company has six wholly owned affiliate banks including:
- Boone Bank & Trust Co., headquartered in Boone, Iowa,
- First National Bank, headquartered in Ames, Iowa,
- Iowa State Savings Bank, headquartered in Creston, Iowa,
- Reliance State Bank, headquartered in Story City, Iowa,
- State Bank & Trust Co., headquartered in Nevada, Iowa, and
- United Bank & Trust Co. headquartered in Marshalltown, Iowa.

Since 2012, the Company has completed four bank acquisitions and continues to be involved in the bank mergers and acquisitions market.

Affiliate Bank Structure

Each affiliate bank operates independently with its own board of directors and executive leadership. Decisions are made locally, which means customers receive quick responses and services are customized to meet the unique needs of each community.

The affiliate banks' lending activities consist primarily of short and medium-term commercial, agricultural, and residential real estate loans, agricultural and business operating loans, lines of credit, home improvement loans and the origination of mortgage loans for sale into the secondary market. Affiliate banks also offer a variety of checking, savings, money market, and time deposits accounts, cash management services, wealth management and trust services and merchant credit card processing. Convenient access to funds and account information is also available through online banking, video banking, mobile banking, online bill pay, mobile wallet, online statements, and debit cards.

MISSION **STATEMENT**

Customer Focused, Locally Empowered, and Team Member Driven.

VISION **STATEMENT**

To be one of the best performing community banking organizations in the Midwest.

CORE **VALUES**

Ames National Corporation's foundation is built on these values which guide our actions.

EXCELLENCE
INTEGRITY
LEADERSHIP
STABILITY
TRUST
COMMUNITY

2023-2026
ANC STRATEGIC PRIORITIES

GROWTH AND PERFORMANCE	EFFICIENCY	TALENT AND CULTURE	DATA MANAGEMENT	DIGITAL
We will proactively focus on organic growth across profitable lines of business while also pursuing targeted acquisition opportunities, all with the objective of building shareholder value.	We will redefine efficiency in our processes through automation, standardization and centralization, being common where we can be and different where we must be.	We will be an employer of choice with a "stronger together" mindset and foster a culture that is receptive to change.	We will better utilize data to drive improved performance and enable meaningful benchmarking of our organization vs competitors.	We will provide an enhanced digital customer experience across all appropriate products and services.

ANC CORPORATE GIVING HIGHLIGHTS

3 Areas of Support

- Financial Literacy
- Community & Economic Development
- Health & Human Services

260 Employees Served . . .

10,985 VOLUNTEER HOURS

18 LOCATIONS

11 COMMUNITIES

310 ORGANIZATIONS

LETTER TO **SHAREHOLDERS**

Ames National Corporation (the "Company") and our affiliate banks are pleased to report a strong rebound in profitability for the 2025 calendar year, steady progress in achieving strategic planning priorities, changes regarding our boards of directors, and economic factors impacting our banks.

Financial Results

For the year ended December 31, 2025, net income for the Company totaled $19.0 million or $2.14 per share, compared to $10.2 million or $1.14 per share for the preceding year of 2024. Lower interest expense on deposits and other borrowings combined with higher loan and investment yields were the primary factors driving the improved profitability year over year.

In September of 2025, the Federal Reserve Bank lowered the federal funds interest rate by 25 basis points (bps) with two additional cuts of 25 bps in October and December. This 75bps cut coupled with 2024 cuts of 1% in the federal funds interest rate was the primary reason for interest expense declining by $6.2 million in 2025 compared to 2024. In addition, interest income on loans improved by $2.6 million year over year as average loan yields improved 20 bps in 2025 over the previous year as a result of low yielding, longer term fixed rate loans repricing to higher market interest rates.

The graph below reflects the Company's steady improvement in net interest income and net interest margin for the past 5 quarters.


$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
3.40%
3.20%
3.00%
2.80%
2.60%
2.40%
2.20%
2.00%
$12,121
$12,915
$13,466
$14,049
$15,232
2.38%
2.53%
2.65%
2.83%
3.00%
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025
Net Interest Income (in thousands)
Net Interest Margin % (1)

Net loans as of December 31, 2025, decreased 2% to $1.28 billion, as compared to $1.30 billion for year-end 2024. Factors contributing to the lack of loan growth include a large loan payoff and a slowdown in economic activity in the State of Iowa impacted by depressed agricultural commodity prices, and higher real estate construction costs. Deposits totaled $1.85 billion as of December 31, 2025, relatively unchanged from a year ago. The Company's stockholders' equity represented 9.7% of total assets as of December 31, 2025, with all six affiliate banks considered well-capitalized as defined by federal capital regulations. Stockholders' equity as of December 31, 2025, increased $33 million from year end 2024 primarily as the result of lower unrealized losses on the Company's investment portfolio and retention of net income in excess of dividends.

As of December 31, 2025, the Company had 8,857,220 shares of common stock issued and outstanding. The Company completed the repurchase of 100,000 shares of stock at an average cost of $16.55 per share under the repurchase program approved in November 2024. Subsequently in August of 2025, the Company's Board approved the repurchase of an additional 200,000 shares through November 17, 2026. The Company purchased 34,947 shares at an average price of $20.98 per share through December 31,2025; leaving 165,053 shares available to be repurchased under the latest repurchase program.

The Company is forecasting earnings for the year ending December 31, 2025, in the range of $2.70 to $2.80 per share, or $24.4 million using the midpoint of the range.

Strategic Planning

The Company's Board of Directors are pleased with the success this past year by our Company and bank management teams executing on the Company's strategic mission, vision, and initiatives. The Company's strategic priorities are aligned around growth and performance; efficiency; talent and culture; data management; and digital capabilities. Areas of focus include:

- Building a stronger outbound business development culture supported by the delivery and launch of our new customer relationship management platform;
- Driving continued efficiency improvements by migrating to a stronger shared services model across the Company's affiliate banks;

- Leveraging data across the organization to drive better decisions and stronger revenues; and
- Improving the digital experience of our customers including the launch of a new commercial digital banking platform to upgrade our treasury management services.

Our Board and management team are excited about the strategic plan and how its execution is expected to improve shareholders' returns, engage team members, and provide improved customer financial solutions that will position our organization for long-term success.

The Company will come together in the first half of 2026 to further build out our objectives for the 2026-2029 strategic planning cycle.

Boards of Directors


Betty Baudler Horras

Betty Baudler Horras will be retiring from the Company's Board of Directors after having served in that role since May of 2000. Betty serves as President of Baudler Enterprises, Inc., dba as Sign Pro, a sign and graphics business located in Ames, Iowa and is the former owner and general manager of three radio stations located in Ames and Carroll, Iowa. She has also served on the First National Bank Board of Directors since 1991. Betty has served on the Company's Personnel, Nominating, Loan and Audit Committees throughout her tenure and we will miss her engagement and business acumen upon her retirement.


Amy Rieck

Amy Rieck has been newly nominated to stand for election for the Company's Board of Directors. Amy has served on Iowa State Savings Bank's Board of Directors since 2019 and currently serves as the Chief Human Resources Officer of Greater Iowa Health in Creston, Iowa. Amy and her husband own and operate KSIB, a radio station located in Creston, Iowa. In addition, they are partial owners of Champion Steaks, LLC, a retail meat distributor and livestock feed and supply business.


Rebecca Reisinger

Rebecca Reisinger joined the First National Bank Board of Directors in September of 2025. Rebecca is a Partner and Attorney At Law with the New Point Law Firm in Ames, Iowa. She advises clients primarily in the areas of estate planning, probate, trust administration, and real estate.

We are grateful to our Board members for lending their expertise to further our mission and for providing us with valuable insight into the communities we serve.

Economic Outlook

The banking industry experienced both encouraging developments and notable challenges in 2025. On the positive side, the decline in short term interest rates relative to long term rates helped strengthen net interest margins for our banks. If this rate environment persists, it could provide additional momentum for our 2026 net interest margin. Regulatory changes also offered some relief, including the extension of the examination cycle for our state chartered banks. Broader economic indicators such as generally stable national employment and inflation data added further support throughout the year.

However, 2025 also brought several headwinds. Depressed commodity prices, reduced grain exports, and ongoing uncertainty surrounding government trade policies created a difficult environment for the banking sector. These challenges were especially impactful in Iowa, where the economy relies heavily on international agricultural exports.

In Summary

We were encouraged by the strong improvement in our net income during 2025. Looking ahead, we anticipate continued earnings growth throughout 2026 as additional loans and investments reprice and inflation remains at manageable levels. We appreciate the ongoing support of all our stakeholders and look forward to seeing you at the annual meeting on April 29, 2026.



Patrick G. Hagan
Chairman of the Board



John P. Nelson
President & CEO

FINANCIAL **HIGHLIGHTS**

As of and for the year ended December 31, 2025

Net Income
$19.0 Million

Assets
$2.1 Billion

Dividends Declared Per Share
$0.60

Return on Average Assets
0.90%

Return on Average Equity
9.95%

ATLO Closing Price
$22.96

Per Common Share

Year Ended	2025
Cash Dividends Declared	$0.60
Dividend Yield*	3.48%

Loan Quality

Years Ended	2025	2024
Allowance	1.36%	1.29%
Net Charge-Offs	0.03%	0.03%

Market Price Per Share

Years Ended	2025	2024
Closing	$22.96	$16.43
High	$24.36	$22.41
Low	$16.04	$15.69

* *Based upon latest quarterly dividend of $0.20 and year-end ATLO closing price*

PERFORMANCE **RECORD**

THREE-YEAR FINANCIAL HIGHLIGHTS


$24
$22
$20
$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
$19.0
$10.2
$10.8
2025
2024
2023

Earnings
Millions of Dollars


$2.50
$2.30
$2.10
$1.90
$1.70
$1.50
$1.30
$1.10
$0.90
$0.70
$0.50
$0.30
$0.00
$2.14
$1.14
$1.20
2025
2024
2023

Earnings Per Share
Dollars


$230
$220
$210
$200
$190
$180
$170
$160
$150
$140
$130
$120
$110
$208
$175
$166
2025
2024
2023

Capital
Millions of Dollars


$2,200
$2,100
$2,000
$1,900
$1,800
$1,700
$1,600
$1,500
$1,400
$1,300
$1,200
$1,100
$1,000
$900
$2,134
$2,133
$2,155
2025
2024
2023

Total Assets
Millions of Dollars


$2,000
$1,900
$1,800
$1,700
$1,600
$1,500
$1,400
$1,300
$1,200
$1,100
$1,000
$900
$800
$700
$1,855
$1,847
$1,812
2025
2024
2023

Total Deposits
Millions of Dollars


$1,400
$1,300
$1,200
$1,100
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$1,280
$1,304
$1,278
2025
2024
2023

Total Loans
Millions of Dollars

AFFILIATE **BANKS**

BOONE BANK & TRUST CO.

Contact: (515) 432-6200
BooneBankIowa.com
Charter: State
Organized: 1883
Offices: Two locations in Boone, Iowa
Employees: 17
Capital: $13.1 Million
Assets: $160.4 Million
2025 Net Income: $1.1 Million

1ST FIRST NATIONAL BANK

Contact: (515) 232-5561
FNB247.com
Charter: National
Organized: 1903
Offices: Eight locations in Ames, Ankeny, Osceola, and West Des Moines, Iowa
Employees: 117
Capital: $104.5 Million
Assets: $1.11 Billion
2025 Net Income: $10.0 Million


Ames National Corporation

ISSB IOWA STATE SAVINGS BANK

Contact: (641) 782-1000
ISSBbank.com
Charter: State
Organized: 1883
Offices: Three locations in Creston and Lenox, Iowa
Employees: 33
Capital: $27.2 Million
Assets: $282.7 Million
2025 Net Income: $2.9 Million



RSB Reliance State Bank

Contact: (515) 733-4396
RSBiowa.com
Charter: State
Organized: 1928
Offices: Two locations in Story City and Garner, Iowa
Employees: 32
Capital: $28.1 Million
Assets: $284.9 Million
2025 Net Income: $2.5 Million

United Bank & Trust

Contact: (641) 753-5900
BankUBT.com
Charter: State
Organized: 2002
Offices: Two locations in Marshalltown, Iowa
Employees: 16
Capital: $11.9 Million
Assets: $122.9 Million
2025 Net Income: $1.5 Million

State Bank & Trust Co.

Contact: (515) 382-2191
BankSBT.com
Charter: State
Organized: 1939
Offices: One location in Nevada, Iowa
Employees: 18
Capital: $19.4 Million
Assets: $196.4 Million
2025 Net Income: $2.4 Million

CONSOLIDATED **BALANCE SHEETS**

(in thousands, except share and per share data)

Unaudited

	December 31, 2025	December 31, 2024
ASSETS		
Cash and due from banks	$ 20,481	$ 19,525
Interest-bearing deposits in financial institutions and federal funds sold	106,272	81,702
Total cash and cash equivalents	126,753	101,227
Interest-bearing time deposits	5,678	6,166
Securities available-for-sale	655,954	648,513
Federal Home Loan Bank (FHLB) and Federal Reserve Bank (FRB) stock, at cost	2,795	3,883
Loans receivable, net	1,280,222	1,303,917
Loans held for sale	472	342
Bank premises and equipment, net	20,920	21,567
Accrued income receivable	14,067	13,864
Other real estate owned	204	-
Bank-owned life insurance	3,303	3,214
Deferred income taxes, net	7,494	14,056
Other intangible assets, net	791	1,092
Goodwill	12,424	12,424
Other assets	2,463	2,915
Total assets	$ 2,133,540	$ 2,133,180
LIABILITIES AND STOCKHOLDERS' EQUITY		
LIABILITIES		
Deposits		
Noninterest-bearing checking	$ 353,766	$ 358,386
Interest-bearing checking	635,885	619,951
Savings and money market	537,708	540,491
Time, $250 and over	85,799	84,996
Other time	241,509	242,858
Total deposits	1,854,667	1,846,682
Securities sold under agreements to repurchase	38,799	52,412
Other borrowings	21,352	46,952
Dividends payable	-	1,790
Accrued interest payable	2,562	3,208
Accrued expenses and other liabilities	8,266	7,430
Total liabilities	1,925,646	1,958,474
STOCKHOLDERS' EQUITY		
Common stock, $2 par value, authorized 18,000,000 shares; issued and outstanding 8,857,220 and 8,949,110 shares as of December 31, 2025 and 2024, respectively	17,714	17,898
Additional paid-in capital	12,135	13,635
Retained earnings	195,993	182,236
Accumulated other comprehensive (loss)	(17,948)	(39,063)
Total stockholders' equity	207,894	174,706
Total liabilities and stockholders' equity	$ 2,133,540	$ 2,133,180

CONSOLIDATED **STATEMENTS OF INCOME**

(in thousands, except per share data)

Unaudited

	Years Ended December 31	
	2025	2024
INTEREST AND DIVIDEND INCOME		
Loans, including fees	$ 68,348	$ 65,791
Securities		
Taxable	12,956	12,014
Tax-exempt	1,726	1,994
Other interest and dividend income	4,063	2,808
Total interest and dividend income	87,093	82,607
INTEREST EXPENSE		
Deposits	28,880	32,011
Other borrowed funds	2,551	5,620
Total interest expense	31,431	37,631
Net interest income	55,662	44,976
Credit loss expense	1,037	592
Net interest income after credit loss expense	54,625	44,384
NONINTEREST INCOME		
Wealth management income	6,271	5,310
Service fees	1,542	1,450
Securities (losses), net	-	(165)
Gain on sale of loans held for sale	544	524
Merchant and card fees	1,448	1,640
Gain on sale of other real estate owned	407	11
Other noninterest income	958	1,078
Total noninterest income	11,170	9,848
NONINTEREST EXPENSE		
Salaries and employee benefits	26,176	25,145
Data processing	5,781	6,152
Occupancy expenses, net	2,992	3,007
FDIC insurance assessments	1,026	1,164
Professional fees	2,083	2,605
Business development	1,508	1,373
Intangible asset amortization	301	337
New Market Tax Credit projects amortization	766	766
Other operating expenses, net	1,296	1,442
Total noninterest expense	41,929	41,991
Income before income taxes	23,866	12,241
Provision for income taxes	4,839	2,023
Net Income	$ 19,027	$ 10,218
Basic and diluted earnings per share	$ 2.14	$ 1.14
Declared dividends per share	$ 0.60	$ 0.94

RELIANCE STATE BANK



Reliance State Bank traces its roots to 1928, when John H. Brekken founded what was then known as Randall State Bank. Mr. Brekken immigrated from Norway through Ellis Island at the age of 17 and went on to build a career working in several banks across South Dakota and Iowa. On March 28, 1928, at age 43, he opened Randall State Bank with the support of a few local farmers and small business owners who collectively invested $30,000 to serve the financial needs of the community.

Mr. Brekken once described Randall as being "in the heart of the garden spot of the world, a place to grow and to raise a family among the finest of people." That philosophy of community and stewardship has remained central to the bank's mission for nearly a century.

Shortly after the bank's founding, the Great Depression struck. Despite the economic hardship, the bank remained resilient — a pattern that continued through subsequent challenges, including the savings and loan crisis, the Great Recession, and the COVID-19 pandemic. Remarkably, some of the original stockholders remained involved with the bank through 1994.

In 1964, Carroll Kinseth, Mr. Brekken's son-in-law, purchased a controlling interest in the bank. In 1972, the historic pioneer building in Story City was purchased, remodeled, and restored. Originally constructed in the late 1800s by Mr. G. Christianson - the same builder of the original Randall Bank building became the bank's main office. The institution was renamed Randall-Story State Bank, and the Story City branch officially opened on January 2, 1973, where it continues to serve customers today.

In 1995, Randall-Story State Bank joined Ames National Corporation. Through this partnership, the bank retained its charter and local decision-making authority while gaining operational efficiencies and additional resources.

In April 2012, the bank expanded into the Garner community and adopted its current name, Reliance State Bank (RSB). The name reflects the bank's core values of being reliable, stable leaders in our communities who are committed to doing business the right way.

Reliance State Bank's strong community roots run deep in the Story City and Garner communities. Many staff members have lifelong local connections, including many bankers with decades of experience. This blend of long-standing experience and newer talent allows RSB to meet customers where they are, while fostering growth and shared expertise for both employees and customers alike. These enduring relationships translate directly into the care, trust, and personal service RSB provides. Being a community bank means being fully engaged in the communities it serves — in every way that matters.

RSB has benefited from consistent, strong leadership throughout its history. Rick Schreier currently serves as the bank's fifth president in its 98-year history.



Rick Schreier

Schreier began his banking career with State Bank & Trust in Nevada, Iowa as an officer trainee right out of college and joined RSB in 2006 as a senior lender. He was appointed President in 2008. With two distinct locations serving unique markets, Reliance State Bank is well positioned for continued growth.

UNIQUELY STORY CITY

Story City is rich in history; a legacy reflected in the bank's historic building and deep community roots. Community involvement remains central to RSB's mission, with employees actively supporting local empowerment by donating their time, talent, and resources to a wide range of civic, nonprofit, school, and community organizations.

In 2025, RSB Story City proudly contributed to and supported the Story City Library renovation, which opened late in the year. The bank also hosts an annual customer appreciation picnic that brings together nearly 400 community members for fellowship, music, and food.

RSB Story City maintains a controlling share of the local banking market and offers a competitive advantage as the only bank in town open on Saturdays. The banks year-to-date loan-to-deposit ratio is 82.79%.

UNIQUELY GARNER

Garner recently welcomed Kent E. Thoe as Market President and Agriculture & Commercial Lender. Kent brings decades of banking experience and a strong commitment to community service. A longtime Ventura resident, he is actively involved in the communities he serves.



Kent E. Thoe

The Garner team, comprised of 19 employees, exemplifies the heart of small-town banking and included three bankers with more than 50 years of service. The team consistently comes together to make a meaningful impact, most recently donating $15,000 to support the construction and financing of the Garner Christian Child Care Center (GC4 Daycare).



This project addresses a critical childcare need in the community and will benefit Garner families for years to come.

RSB Garner hosts an annual customer appreciation picnic that attracted more than 700 attendees in 2025, serving as a clear reflection of the trust and long-standing relationships built throughout the community.

SERVING THE AGRICULTURE INDUSTRY

Like the state of Iowa, Reliance State Bank remains deeply connected to agriculture. As the bank looks toward 2026, the agricultural economy faces challenges, with commodity prices projected to remain below the cost of production. However, resilience has long been a hallmark of both Iowa farmers and Reliance State Bank. Chartered in 1928 - just one year before the onset of the Great Depression, the bank has navigated numerous agricultural downturns over the decades. Reliance State Bank remains committed to supporting local farmers and agricultural customers, working alongside them to weather challenges and build long-term success.

While technology, names, and locations may change, one principle remains constant: treating others the way we would want to be treated. Reliance State Bank is proud to be a true community bank — offering local decision-making from people you know and trust, combined with the resources and capabilities of a larger institution. For generations, RSB has been a pillar in the Story City and Garner communities, and we look forward to continuing to serve their evolving needs for years to come.

BOARD **OF DIRECTORS**


Jeffery C. Baker


Betty A. Baudler Horras


Douglas W. Beals


Michelle R. Cassabaum


Lisa M. Eslinger


Patrick G. Hagan


Everett S. Miles


John P. Nelson


John L. Pierschbacher


Kevin L. Swartz


Scot A. Trost

Jeffery C. Baker
Retired partner from RSM US LLP

Betty A. Baudler Horras
President, Baudler Enterprises, Inc.

Douglas W. Beals
Attorney for Moore, McKibben, Goodman & Lorenz LLP

Michelle R. Cassabaum
Chief Operating & Financial Officer, 21st Century Rehab P.C.

Lisa M. Eslinger
Retired Chief Financial and Administrative Officer for the Iowa State University Foundation

Patrick G. Hagan
Chairman of the Board
Retired Senior Vice President of Fareway Stores, Inc.

Everett S. Miles
Vice President, Enterprise, Strategy, Innovation, and Capital Markets
Principal Financial Group

John P. Nelson
President & CEO of the Company

John L. Pierschbacher
Retired Chief Financial Officer of the Company

Kevin L. Swartz
Retired Chief Executive Officer, Wolfe Clinic PC

Scot A. Trost
Farm Owner and Operator

SHAREHOLDER **INFORMATION**

Annual Meeting

The Board of Directors of Ames National Corporation has established Wednesday, April 29, 2026, at 4:30 p.m. as the date of its Annual Meeting of Shareholders.

The meeting will be held at Reiman Gardens, 1407 University Blvd, Ames, Iowa 50011 and shareholders are encouraged to attend.

External Auditor

Forvis Mazars, LLP
Springfield, MO

Counsel

Nyemaster Goode, P.C.,
Des Moines, IA

Market Makers and Brokers

Ames National Corporation's common stock is listed on the NASDAQ Capital Market under the symbol "ATLO." To purchase stock, contact a Market Maker or Broker.

- First Point Wealth Management, First National Bank, 405 5th Street, Ames, IA 50010 (515) 715-1942
- D.A. Davidson | (800) 394-9230
- Raymond James Financial Inc. | (800) 248-8863

Stock Transfer Agent

Continental Stock Transfer & Trust
1 State Street, 30th Floor
New York, NY 10004
(212) 509-4000
continentalstock.com

Form 10-K and Other Information

A copy of the Company's Annual Report to the Securities and Exchange Commission on Form 10-K will be available on the Securities and Exchange Commission's website at http://www.sec.gov and through a link on the Company's website at amesnational.com on or about March 13, 2026.

Additional information is also available by contacting Justin Clausen, CFO at 515-232-6251 or info@amesnational.com.

The Private Securities Litigation Reform Act of 1995 provides the Company with the opportunity to make cautionary statements regarding forward-looking statements contained in this Summary Annual Report, including forward-looking statements concerning the Company's future performance and asset quality. Forward-looking statements contained in this Summary Annual Report are not historical facts and are based on management's current beliefs, assumptions, predictions and expectations of future events, including the Company's future performance, taking into account all information currently available to management. These beliefs, assumptions, predictions and expectations are subject to numerous risks and uncertainties and can change as a result of many possible events or factors, not all of which are known to management and many of which are beyond management's control. If a change occurs, the Company's business, financial condition, liquidity, results of operations, asset quality, plans and objectives may vary materially from those expressed in the forward-looking statements. Accordingly, investors are cautioned not to place undue reliance on such forward-looking statements. These statements are often, but not always, made through the use of words or phrases such as "anticipates," "believes," "can," "could," "may," "predicts," "potential," "should," "will," "estimate," "plans," "projects," "forecasts", "continuing," "ongoing," "expects," "views," "intends" and similar words or phrases. The risks and uncertainties that may affect the Company's future performance and asset quality include, but are not limited to, the following: national, regional and local economic conditions and the impact they may have on the Company and its customers; competitive products and pricing available in the marketplace; changes in credit and other risks posed by the Company's loan and investment portfolios, including declines in commercial or residential real estate values or changes in the allowance for credit losses as dictated by new market conditions or regulatory requirements; changes in local, national and international economic conditions, including rising inflation rates; fiscal and monetary policies of the U.S. government; the imposition of tariffs and retaliatory tariffs; changes in governmental regulations affecting financial institutions (including regulatory fees and capital requirements); changes in prevailing interest rates; credit risk management and asset/liability management; the financial and securities markets; the availability of and cost associated with sources of liquidity; and other risks and uncertainties inherent in the Company's business, including those discussed under the headings "Forward-Looking Statements and Business Risks" and "Risk Factors" in the Company's Annual Report on Form 10-K for the year-ended December 31, 2024. Any forward-looking statements are qualified in their entirety by the foregoing risks and uncertainties and speak only as of the date on which such statements are made. The Company undertakes no obligation to revise or update such forward-looking statements to reflect events or circumstances after the date on which the statements are made or to reflect the occurrence of unanticipated events.

Ames National Corporation
323 6th Street | P.O. Box 846
Ames, IA 50010
(515) 232-6251 | Fax (515) 598-7871
info@amesnational.com | amesnational.com